S&P Global + IHS Markit Powering the Markets of the Future November 30, 2020 Exhibit 99.2

Forward-Looking Statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industry and markets in which S&P Global Inc. (“S&P Global”) and IHS Markit Ltd. (“IHS Markit”) operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) the ability of S&P Global and IHS Markit to obtain shareholder approval for the proposed transaction; (iii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iv) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (v) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (vi) business disruption following the proposed transaction; (vii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the upcoming U.S. presidential transition, the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (viii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber -attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (ix) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) changes in debt and equity markets, including credit quality and spreads; (xii) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xiii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xvi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors. Disclaimers

No Offer or Solicitation This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information About the Transaction and Where to Find It In connection with the proposed transaction, S&P Global and IHS Markit will file relevant materials with the SEC, including a registration statement on Form S-4 filed by S&P Global to register the shares of S&P Global common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of S&P Global and IHS Markit seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT S&P GLOBAL, IHS MARKIT AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from S&P Global at its website, or from IHS Markit at its website. Documents filed with the SEC by S&P Global will be available free of charge by accessing S&P Global’s website at www.spglobal.com under the heading Investor Relations, or, alternatively, by directing a request by telephone to 866-436-8502 (domestic callers) or 212-438-2192 (international callers) or by mail to S&P Global at Investor Relations, S&P Global Inc., 55 Water Street, New York, NY 10041, and documents filed with the SEC by IHS Markit will be available free of charge by accessing IHS Markit’s website at www.ihsmarkit.com under the heading Investor Relations or, alternatively, by directing a request by telephone to 303-790-0600 or by mail to IHS Markit at IHS Markit Investor Relations and Corporate Communications, 15 Inverness Way East, Englewood, CO 80112. Participants in the Solicitation S&P Global, IHS Markit and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of S&P Global and IHS Markit in respect of the proposed transaction under the rules of the SEC. Information about IHS Markit’s directors and executive officers is available in IHS Markit’s Form 10-K for the year ended November 30, 2019, proxy statement dated February 28, 2020 for its 2020 Annual General Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Information about S&P Global’s directors and executive officers is available in S&P Global’s Form 10-K for the year ended December 31, 2019, proxy statement dated March 30, 2020 for its 2020 Annual Meeting of Shareholders, and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from S&P Global or IHS Markit using the sources indicated above. Disclaimers

Disclaimers Non-GAAP financial measures We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). In this presentation, we also refer to and present certain additional non-GAAP financial measures, within the meaning of Regulation G under the Securities Exchange Act of 1934. These measures are: adjusted EBITA margin. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP are available at http://investor.spglobal.com/Investor-Presentations. These non-GAAP measures include adjustments that reflect how management views our businesses. We believe these non-GAAP financial measures provide useful supplemental information that, in the case of non-GAAP financial measures other than free cash flow, enables investors to better compare our performance across periods, and management also uses these measures internally to assess the operating performance of its business, to assess performance for employee compensation purposes and to decide how to allocate resources. The Company believes that the presentation of free cash flow allows investors to evaluate the cash generated from our underlying operations in a manner similar to the method used by management and that such measures are useful in evaluating the cash available to us to prepay debt, make strategic acquisitions and investments, and repurchase stock. However, investors should not consider any of these non-GAAP measures in isolation from, or as a substitute for, the financial information that S&P Global and IHS Markit report. Lastly, this presentation also includes certain forward-looking non-GAAP financial measures. We are unable to present a quantitative reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. EU Regulation affecting investors in credit rating agencies European Union Regulation 1060/2009 (as amended) applies to credit rating agencies (CRAs) registered in the European Union and therefore to the activities of S&P Global Ratings Europe Limited which is registered and regulated as a CRA with the European Securities and Markets Authority (“ESMA”).  Any person obtaining direct or indirect ownership or control of 5% or more or 10% or more of the shares in S&P Global Inc. may (i) impact how S&P Global Ratings can conduct its CRA activities in the European Union and/or (ii) themselves become directly impacted by EU Regulation 1060/2009 (as amended).  Persons who have or expect to obtain such shareholdings in S&P Global Inc. should promptly contact Chip Merritt at S&P Global’s Investor Relations department (chip.merritt@spglobal.com) for more information and should also obtain independent legal advice in such respect.

Call participants Douglas Peterson CEO, S&P Global Ewout Steenbergen CFO, S&P Global Lance Uggla CEO, IHS Markit

Key transaction terms and financial highlights of combination Consideration All-stock transaction, 0.2838x exchange ratio, implying approximately 32.25% ownership for IHS Markit shareholders after closing of the transaction1 Enterprise value of $44B, including $4.8B net debt; 28.2x LTM EBITDA (after stock-based compensation expense) multiple pre-synergies, 19.6x post-synergies Management & Board Combined business will be led by S&P Global President and CEO, Douglas Peterson. Ewout Steenbergen, EVP and Chief Financial Officer of S&P Global, will serve as Chief Financial Officer Lance Uggla will stay on as a special advisor to the company for one year following closing Four new members to be added to the combined Board from IHS Markit; Richard Thornburgh, current Chairman of the Board of S&P Global, will serve as Chairman of the combined company Combined company will be headquartered in New York, with substantial presence in major global cities Financial highlights Enhanced growth profile: pro forma annual organic revenue growth of 6.5-8.0% from 2021-2023 Attractive profitability: Annual EBITA margin expansion of ~200bps Accretive to earnings by the end of the 2nd full year after close2 Substantial synergies: expected ~$680M EBITA impact2 Capital return program: free cash flow of over $5B by 2023, supporting strong balance sheet with target adjusted leverage of 2.0-2.5x and target capital return of at least 85% of free cash flow Timing & approvals Transaction unanimously approved by S&P Global and IHS Markit Boards of Directors Expected to close in 2H 2021 Subject to S&P Global and IHS Markit shareholder approvals, HSR and other antitrust approvals, regulatory approvals, other customary closing conditions 1 Assumes approximately 242 million fully diluted SPGI shares and approximately 407 million fully diluted IHS Markit shares at closing 2 Full run rate synergies expected to be delivered by the end of the fifth year post-closing. However, no assurance can be given as to the timing or amount of such synergies. See “Disclaimers—Forward looking statements” on slide 2 above

Transaction strengthens and accelerates our Powering the Markets of the Future strategy Enhances customer value proposition with unique, highly complementary assets Builds scale and joint offerings in high growth markets and leverages innovation and technology capability, including Kensho and IHS Markit Data Lake Delivers expected cost synergies of ~$480M and revenue synergies of ~$350M, resulting in ~$680M EBITA impact Accelerates growth and creates a pro forma portfolio with 76% recurring revenue, balanced across major industry segments Maintains a strong balance sheet and produces substantial free cash flow, enhancing flexibility for capital return and M&A and driving adjusted diluted EPS accretion by the end of year 2 Combines industry-leading talent, underpinning best-in-class execution

S&P Global is a leading innovator in key segments of the information services industry

Business profile


Platts
12%
SPDJI
13%
47%
Ratings
28%
Market Intelligence

$7.3B
Revenue (L4Q[1])

69%
Recurring revenue (L4Q[1])

Customer & market presence

30,000
Customers in 150+ countries

99/100
of the Fortune Global 100

10/10
Top global banks

$11.2T
Assets indexed to S&P 500

1,500+
Credit analysts

100,000
Price benchmarks

High quality team

- Proven executive team led by President and CEO, Douglas Peterson, and Chairman of the Board, Richard Thornburgh
- Diverse and engaged workforce of **23,000** employees across **35** countries
- Ranked Top 50 Global **"Best Managed Companies in 2019"** by the Drucker Institute

Business strengths

- 1M+ **credit ratings** outstanding
- Leading **equity and energy benchmarks**
- ~1M registered **desktop users**
- Coverage of 80M **companies**
- Deep **industry expertise** across financial and corporate sectors

S&P Global IHS Markit
1 Last four quarters ("L4Q")
8

IHS Markit is a provider of deep financial market and industry intelligence Business profile Customer & market presence High quality team Experienced executive team led by Chairman of the Board and CEO, Lance Uggla Committed and experienced workforce of 15,500 employees across 38 countries >5K analysts, data scientists, financial experts and industry specialists 88% Recurring revenue (L4Q) $4.3B Revenue (L4Q) Business strengths 50,000 Customers in 140 countries 80% of the Fortune Global 500 10/10 Largest global automobile companies 49/50 Largest US Banks 49/50 Largest global oil companies 94/100 Largest US Corporates Recognized pricing & reference data with 2.5M+ corporate and sovereign bonds covered Private market solutions provider conducting 40K+ asset valuations per year Established fixed income benchmarks and indices Leading data, analysis and insight for Resources, Automotive and Engineering sectors

Both organizations have built attractive recurring revenue bases; the pro forma company will have 76% recurring revenue Recurring fixed Recurring variable S&P Global: 69% of revenue is recurring IHS Markit: 88% of revenue is recurring $7.3B Revenue (L4Q) Recurring fixed Recurring variable $4.3B Revenue (L4Q) 1 Reflects allocation of existing S&P Global revenue reporting as follows: “Recurring fixed”: Subscription; “Recurring variable”: Non-transaction, Asset-linked fees; “Non-recurring”: Non-subscription, Transaction, Sales usage-based royalties 1 1

Indices SPDJI + FS Indices1 Transaction will enable scale and efficiency to more vigorously compete in core market segments $11.6B Pro forma Balanced portfolio of complementary assets Financial Info & Services Proprietary and unique data Complementary workflow solutions Ratings 1M+ credit ratings outstanding ESG, green and social evaluations Indices Leading equity and fixed income benchmarks Multi-asset investment/capital markets solutions Commodities & Energy Leading energy price benchmarks Upstream/downstream data and analytics Transportation & Engineering Comprehensive automotive industry services Leader in technical engineering standards Financial Info & Services Market Intelligence + Financial Services Ratings Commodities & Energy Platts + Resources Transportation & Engineering Transportation + CMS 1 Reflects an approximate allocation of index revenue from Financial Services to Indices (L4Q)

Combined company will broaden its reach across customer segments, workflows and use cases Providing customers the intelligence they need to make decisions with conviction Benchmarking Data & analytics Market insight & research Asset valuation Risk management Leading capabilities Serving diverse customer segments Financial services Investment Managers, Private Equity, Investment Banking, Commercial Banking, Insurance Corporates Automotive, Oil & Gas, Engineering, Technology, Infrastructure, Real Estate Government National, state and local governments, bureaus, regulatory bodies Illustrative examples Ratings

Combined capabilities enhance pro forma company’s ability to serve high growth adjacencies Climate & Energy Transition ESG Private Assets & SME1 Supply Chain & Trade Counterparty Risk Management Alternative Data $20B Total addressable market Leading technology scale and capability, including Kensho and IHS Markit Data Lake Pro forma company will continue to deploy >$1B annually on technology >10% Average market growth and + S&P Global + IHS Markit can together best serve emerging segments with… 1 Small and medium enterprises (“SME”)

Pro forma company has complementary assets and commercial offerings in ESG, climate and energy transition Comprehensive solutions ESG scores with time series data Workflow and reporting platforms Emissions database Data & Platforms Analytics Climate and transition scenarios Plastics circularity Asset valuations Benchmarks ESG equity indices ESG fixed income indices ESG Evaluations Price benchmarks (carbon, hydrogen)

Transaction provides a clear path to integration synergies with ~$680M EBITA impact

Cost synergy program

~$480M

Component	Share
Business Overlap & Efficiency	~65%
Corporate Functions & Technology	~25%
Real Estate	~10%

Revenue synergy program

~$350M

Component	Share
New Products	~60%
Cross Sell	~40%

EBITA impact

~$680M

Near-term synergy realization – expecting to realize ~$390M of run rate cost synergies by the end of the 2nd full year after close

Accretive to earnings by the end of 2nd full year after close

S&P Global IHS Markit

Note: Assuming average marginal flow through of revenue synergies to EBITA of ~57%

15

Combined company has an exceptional financial outlook

	Combined Company Last 4 Quarters Actual Performance
Revenue	$11.6B
Adjusted EBITA Margin	45%
Free Cash Flow	$4B

	Combined Company 2021-2023	
Annual Organic Revenue Growth 2021-2023	6.5-8.0%	
Annual Margin Expansion 2022, 2023	~200bps per year	
Adjusted Diluted EPS Growth	Mid-Single Digit 2022	Mid-teens 2023
Cumulative Free Cash Flow 2021-2023	~$14B	

S&P Global IHS Markit

Notes: 1 IHS Markit EBITA margin based on company-defined Adjusted EBITDA minus stock-based compensation and adjusted depreciation & amortization expenses. Figures reflect IHS Markit's November 30 fiscal year end 2 Pro forma adjusted diluted EPS projections based on an assumed combined company effective tax rate of 22.2 - 23.2%; also assumes that the combined company realizes interest expense savings based on refinancing IHS Markit's existing debt, to be realized over a three-year period post-closing

16

Disciplined financial criteria Pro forma company will generate free cash flow in excess of $5B by 2023 Target 20-30% payout ratio1 Target >85% FCF2 Target leverage3 2.0-2.5x To be deployed towards… Organic Investments & M&A Total Capital Return Balance Sheet Dividends Fund initiatives to accelerate growth and pursue strategic M&A Balanced return-of-capital program includes share repurchases, subject to valuation discipline Maintain prudent and flexible capital structure Continue to grow predictable return each year 1 Payout ratio as % of adjusted diluted EPS 2 Target of 85% of FCF includes both dividends and share repurchases 3 Leverage measured on an agency-adjusted basis, as defined in SPGI’s quarterly earnings presentations

The scale of the combined company increases its ability to accelerate progress in the world Economic Environment Diversity & Inclusion Governance

Together we will shape the markets of the future Ratings Indices Financial Info & Services Commodities & Energy Transportation & Engineering Serving important market segments

S&P Global + IHS Markit Powering the Markets of the Future November 30, 2020 REPLAY OPTIONS Internet: Replay available for one year Go to http://investor.spglobal.com http://investor.ihsmarkit.com Telephone: Replay available through December 30, 2020 Domestic: 888-566-0708 International: 203-369-3622 No password required